NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK OR OTHER
            SECURITIES ISSUED ON THE EXERCISE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE NOTE HAS BEEN (AND ANY SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUED UPON CONVERSION THEREOF WILL BE) ACQUIRED FOR INVESTMENT AND MUST BE HELD INDEFINITELY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR IN THE OPINION OF COUNSEL TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.


THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON NOVEMBER 30, 2012 (THE "EXPIRATION DATE").
      ----------------

PWNo. __
                        TRIMEDIA ENTERTAINMENT GROUP, INC.

                          WARRANT TO PURCHASE SHARES OF
                                  COMMON STOCK

         FOR VALUE RECEIVED, __________________________________________
("WARRANTHOLDER"), is entitled to purchase, subject to the provisions of this Warrant, __________________ shares ("WARRANT SHARES") of the common stock, ("COMMON STOCK") of TriMedia Entertainment Group, Inc., a Delaware corporation ("COMPANY"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above). The exercise price initially shall be equal to one cent ($.01) per share and such exercise price and the exercise price in effect hereinafter shall be referred to as ("WARRANT PRICE"). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. This Warrant is one of a series of similar Warrants issued pursuant to a Subscription Agreement (the "Subscription Agreement") among the Company, Holder and other holders and dated as of November 19, 2007 and executed from time to time thereafter. All Holders shall collectively be referred to as the "Holders" or "Investors" and all Warrants issued pursuant to the Subscription Agreements shall be referred to as the "Warrants". All references in this Warrant to dollar amounts shall be to United States dollars.

        Section 1. REGISTRATION. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

        Section 2. TRANSFERS. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("SECURITIES ACT"), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

        Section 3.    EXERCISE OF WARRANT.

                  (a) Subject to the provisions hereof, Warrantholder may exercise this Warrant in whole or in part (in minimum amounts of 10,000 Warrants, or if less, the remaining unexercised Warrants) at any time prior to its expiration. upon surrender of the Warrant, together with delivery of the duly executed Warrant Exercise Form attached hereto as with , payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof).



                  (b) The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which (i) this Warrant shall have been surrendered or delivered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company)and
(ii) the Warrant Price shall have been paid and the completed Warrant Exercise Form shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form , shall be delivered to the holder hereof within a reasonable time, not exceeding five business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used in this Agreement, "business day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

        Section 4. COMPLIANCE WITH THE SECURITIES ACT OF 1933. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

        Section 5. PAYMENT OF TAXES. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

        Section 6. MUTILATED OR MISSING WARRANTS. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

        Section 7. RESERVATION OF COMMON STOCK. The Company hereby covenants, represents and warrants that after the amendment of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock of the Company, the Company shall reserve, and shall at all applicable times keep reserved until issued (if necessary) as contemplated by this SECTION 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

        Section 8. ADJUSTMENTS UPON STOCK EVENTS AND STOCK ISSUANCES., The Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

               (a). If outstanding shares of the common stock shall be subdivided into a greater number of shares or a dividend in common stock shall be paid in respect of common stock, the Warrant Price in effect immediately prior to such subdivision or dividend shall simultaneously with the effectiveness of such subdivision or dividend be proportionately reduced. If outstanding shares of common stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased .
               (b) . In case there occurs any reclassification or change of the outstanding securities of the Company or any corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of Common Stock, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had converted this Note immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Sections 8.


        Section 9. FRACTIONAL INTEREST. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this SECTION 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the Market Value of such fractional share of Common Stock on the date of exercise. For purposes hereof, the "MARKET PRICE" shall mean: the 4:00 p.m. closing bid prices (or where applicable the closing price) for the Common Stock on the OTC Pink Sheets, NASD OTC Bulletin Board, NASDAQ Small Cap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, or if the shares are not then trading on a Principal Market, such other market or exchange where the Common Stock is listed or traded.



        Section 10. NOTICES OF ADJUSTMENTS. Upon the happening of any event requiring an adjustment of the Warrant Price or the number of Warrant Shares purchasable hereunder, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and/or the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

        Section 11. BENEFITS. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.
..


        Section 12. NOTICE OF CERTAIN EVENTS. The Company shall give the Warrantholder at least 20 days' prior written notice before the earlier of the establishment of any record date in connection with, or any closing or effective date for, any of the events described in Sections 8(a) or 8 (b) hereof.


        Section 13. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) one business day following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified below, (b) four business days following the date of mailing, if sent by U.S. overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person.


           IF TO THE COMPANY:

                             TriMedia Entertainment Group, Inc.
                             115 East 57th Street, 11th Floor
                             New York, NY 10022
                             Attention: President
                             Fax No.: 212.820.9763


   IF TO THE HOLDER AT THE ADDRESSES SET FORTH IN THE SUBSCRIPTION AGREEMENT

         Section 14. SUCCESSORS. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

        Section 15. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in Manhattan County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court

        Section 16. NO RIGHTS AS SHAREHOLDER. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a shareholder of the Company by virtue of its ownership of this Warrant unless specifically set forth herein.

        Section 17. AMENDMENTS. This Warrant shall not be amended without the prior written consent of the Company and the then current Warrantholder.

        Section 18. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of ____________, 200__



                                              TriMedia Entertainment Group, Inc.


                                              By:___________________________
                                              Name:  ________________________
                                              Title: ________________________

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
                              WARRANT EXERCISE FORM

To: TriMedia Entertainment Group, Inc.

        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                      -------------------------------
                      Name
                      --------------------------------
                      Address
                      ================================
                      Federal Tax ID or Social Security No.

                                      and delivered by

        |_| certified mail to the above address, or |_| electronically (provide DWAC Instructions:___________________), or |_| other (specify: __________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note: The signature must correspond with the name of the registered holder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

                         Signature:_____________________
                         ______________________________
                         Name (please print)
                         ______________________________
                         ______________________________
                         Address
                         ------------------------------
                         Federal Identification or
                         Social Security No.

                         Assignee:
                         ==============================

                                 ASSIGNMENT FORM

To assign this Warrant, fill in the form below:

I, or we, assign and transfer this Warrant to

                 ===============================================
                 -----------------------------------------------





              (Print or type assignee's name, address and zip code)



                 -----------------------------------------------


    (Insert assignee's social security or tax identification number, if any)

and irrevocably appoint
                        ----------------------------------------------------
as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
       --------------            ---------------------------------------------
               (Sign exactly as your name appears on the face of this Warrant)


    ASSIGNMENT IS SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THIS WARRANT


                         -------------------------------